                                                                  EXHIBIT (A)(3)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, par value $0.50 per share (the "Shares"), of Wave Technologies International, Inc., a Missouri corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram telex or facsimile transmission to the Depositary. See "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

By Mail:                        By Overnight Courier:           By Hand:
------------------------------  ------------------------------  ------------------------------
Post Office Box 3301            85 Challenger Road-Mail         120 Broadway,
South Hackensack, NJ 07606      Drop-Reorg                      13th Floor
Attn: Reorganization            Ridgefield Park, NJ 07660       New York, NY 10271
      Department                                                Attn: Reorganization
                                By Facsimile:                   Department
                                (201) 296-4293
                                Confirm by Telephone:
                                (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

   Number of Shares:
                        --------------------------------

   Certificate Nos. (If Available):
   --------------------------------
   --------------------------------
   --------------------------------

   Check one box if Shares will be delivered by book-entry transfer:

   [ ] The Depository Trust Company

   Account No.
   ---------------------------------------

   Date:
   ------------------------------------, 2000

   Name(s) of Holders:
   --------------------------------
   --------------------------------
   --------------------------------
                             (PLEASE TYPE OR PRINT)
   --------------------------------
   --------------------------------
                                    ADDRESS
   --------------------------------
                                    ZIP CODE
   --------------------------------
                          AREA CODE AND TELEPHONE NO.
   --------------------------------
   --------------------------------
   --------------------------------
                           SIGNATURE(S) OF HOLDER(S)

     The undersigned hereby tenders to WTI Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of The Thomson Corporation, a corporation organized under the laws of Ontario, Canada, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 22, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendment or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offering and Tendering Shares" of the Offer to Purchase.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or which is a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.


---------------------------------------------------       ---------------------------------------------------
NAME OF FIRM                                              TITLE

---------------------------------------------------       ---------------------------------------------------
AUTHORIZED SIGNATURE                                      ADDRESS                                      ZIP
                                                          CODE

Name: -------------------------------------------         ---------------------------------------------------
       PLEASE TYPE OR PRINT                               AREA CODE AND TELEPHONE NO.

                   DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.

                     SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                                LETTER OF TRANSMITTAL.

                                                        Dated:            , 2000

                                        3